                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                               _________________


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (date of earliest event reported): March 15, 2000



                              DYNEGY HOLDINGS INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                1-029311                 94-3248415
(State of Incorporation)  (Commission File Number)     (I.R.S. Employer
                                                     Identification Number)


    1000 LOUISIANA, SUITE 5800
          HOUSTON, TEXAS                               77002
(Address of principal executive offices)             (Zip Code)


      Registrant's telephone number, including area code:  (713) 507-6400
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ITEM 5.  OTHER EVENTS

     On March 15, 2000, Dynegy Holdings Inc., a Delaware corporation (the "Company"), entered into an Underwriting Agreement, attached as Exhibit 1.1 hereto, with the Underwriters named therein with respect to the issue and sale by the Company of $300,000,000 aggregate principal amount of 8.125% Senior Notes due March 15, 2005 (the "Senior Notes") in an underwritten public offering. The Senior Notes were registered under the Securities Act of 1933, as amended, pursuant to the Company's shelf registration statements on Form S-3 (File No. 333-60253 and File No. 333-89021). The closing respecting the Senior Notes occurred on March 20, 2000.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibit No.    Description of Exhibit
-----------    ----------------------

   1.1 Underwriting Agreement dated March 15, 2000, among the Company and the Underwriters named therein relating to the sale of Senior Notes.

   4.1         Form of 8.125% Senior Note due March 15, 2005.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2000

                              DYNEGY HOLDINGS INC.


                              By: /s/ Lisa Q. Metts
                                 ---------------------------------
                                    Name:     Lisa Q. Metts
                                    Title:    Vice President

                                       3
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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                                 DESCRIPTION
--------                               -----------
  1.1 Underwriting Agreement dated March 15, 2000, among the Company and the Underwriters named therein relating to the sale of Senior Notes.

  4.1     Form of 8.125% Senior Note due March 15, 2005.

                                       4